                                                                      EXHIBIT 25
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--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM T-1
                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [_]
                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


              Georgia                                    58-0466330
(State of incorporation or organization     (I.R.S. employer identification no.)
      if not a U.S. national bank)


          303 Peachtree Street                                  30303
                Suite 300                                     (Zip Code)
            Atlanta, Georgia
(Address of principal executive offices)

                                 ---------------

                                Eric T. Rodriguez
                                 Vice President
                                  SunTrust Bank
                      Corporate Trust Division, 10th Floor
                              919 East Main Street
                            Richmond, Virginia 23219
                                 (804) 782-5853
            (Name, address and telephone number of agent for service)
                                 ---------------

                               MEDIA GENERAL, INC.
               (Exact name of obligor as specified in its charter)

                Virginia                                   54-0850433
     (State or other jurisdiction of           (IRS employer identification no.)
     incorporation or organization)

        333 East Franklin Street                             20037
        Richmond, Virginia 23219                           (Zip Code)
(Address of principal executive offices)
                                 ---------------

                             Senior Debt Securities
                       (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                          Registration No.

1.   General information.
     -------------------

     Furnish the following information as to the trustee -

          Name and address of each examining or supervising authority to which it is subject.

          Department of Banking and Finance,
          State of Georgia
          Atlanta, Georgia

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Whether it is authorized to exercise corporate trust powers.

          Yes.


2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


3-12 No responses are included for Items 3 through 12. Responses to those Items ---- are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


13.  Defaults by the Obligor.
     -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     There is not and has not been any default under this indenture.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

      There has not been any such default.


14-15 No responses are included for Items 14 and 15. Responses to those Items ----- are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


16.   List of Exhibits.
      ----------------

      List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

      (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

      (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1)

      (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

      (5)  Not applicable.

      (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2001.

      (8)  Not applicable.

      (9)  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 15th day of August, 2001.

                                         SUNTRUST BANK



                                         By:   /s/ Eric T. Rodriguez
                                            -------------------------------
                                               Eric T. Rodriguez
                                               Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


        (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                             (Included in Exhibit 1)

                             EXHIBIT 3 TO FORM T-1


                                 AUTHORIZATION
                                      OF
                           SUNTRUST BANK TO EXERCISE
                            CORPORATE TRUST POWERS

                            (Included in Exhibit 1)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

         (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

                             EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Senior Debt Securities of Media General, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                  SUNTRUST BANK



                                  By:  /s/ Eric T. Rodriguez
                                     ------------------------------
                                       Eric T. Rodriguez
                                       Vice President

                             EXHIBIT 7 TO FORM T-1

                              REPORT OF CONDITION
                                  (ATTACHED)

SUNTRUST BANK                                                       FFIEC 031
ATLANTA, GA 30302                                                     RC-1
                                                                    -----------
                                                                       11
                                                                    -----------

FDIC Certificate Number - 00867

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                         Dollar Amounts in Thousands

------------------------------------------------------------------------------------------------------------------------------------

ASSETS
    1.  Cash and balances due from depository institutions (from Schedule RC-A):                      RCFD
                                                                                                      ------------------------
        a. Noninterest-bearing balances and currency and coin (1)_________________________________    0081          3,752,683  1.a
                                                                                                      ------------------------
        b. Interest-bearing balances (2)__________________________________________________________    0071            253,289  1.b
                                                                                                      ------------------------
    2.  Securities:
                                                                                                      ------------------------
        a. Held-to-maturity securities (from Schedule RC-B, column A)_____________________________    1754                  0  2.a
                                                                                                      ------------------------
        b. Available-for-sale securities (from Schedule RC-B, column D)___________________________    1773         17,660,633  2.b
                                                                                                      ------------------------
    3.  Federal funds sold and securities purchased under agreements to resell____________________    1350          2,339,417  3
                                                                                                      ------------------------
    4.  Loans and lease financing receivables: (from Schedule RC-C)
                                                                                                      ------------------------
        a. Loans and leases held for sale                                                             5369          2,371,711  4.a
                                                                           ------------------------   ------------------------
        b. Loans and Leases, net of unearned income                          B528       70,147,551                             4.b
                                                                           ------------------------
        c. LESS: Allowance for loan and lease losses _____________________   3123          854,744                             4.c
                                                                           ------------------------
                                                                                                      ------------------------
        d. Loans and leases, net of unearned income, allowance, and reserve (item 4.b minus 4.c)____  B529         69,292,807  4.d
                                                                                                      ------------------------
    5.  Trading assets (from Schedule RC-D)_________________________________________________________  3545            566,751  5
                                                                                                      ------------------------
    6.  Premises and fixed assets (including capitalized leases)____________________________________  2145          1,297,516  6
                                                                                                      ------------------------
    7.  Other real estate owned (from Schedule RC-V)________________________________________________  2150             34,863  7
                                                                                                      ------------------------
    8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)____  2130                  0  8
                                                                                                      ------------------------
    9.  Customers' liability to this bank on acceptances outstanding________________________________  2155            103,607  9
                                                                                                      ------------------------
   10.  Intangible assets___________________________________________________________________________
                                                                                                      ------------------------
        a. Goodwill_________________________________________________________________________________  3163            257,967  10.a
                                                                                                      ------------------------
        b. Other intangible assets (from Schedule RC-M)_____________________________________________  0426            377,437  10.b
                                                                                                      ------------------------
   11.  Other assets (from Schedule RC-F)___________________________________________________________  2160          2,134,204  11
                                                                                                      ------------------------
   12.  Total assets (sum of items 1 through 11)____________________________________________________  2170        100,442,885  12
                                                                                                      ------------------------

-----
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK                                                        FFIEC 031
ATLANTA, GA 30302                                                      RC-2
                                                                      ----------
                                                                        12
                                                                      ----------

FDIC Certificate Number - 00867
Schedule RC - Continued
                                                                                                         Dollar Amounts in Thousands

------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

                                                                                                       RCON
   13.  Deposits:                                                                                      ----
        a. In domestic offices (sum of totals of columns A and C from                               -------------------------
           Schedule RC-E, part 1)_______________________________________                               2200        58,032,413 13.a
                                                                           --------------------------------------------------
            (1) Noninterest-bearing (1)_________________________________     6631        9,032,006                            13.a.1

                                                                           -------------------------
            (2) Interest-bearing________________________________________     6636       49,000,407                            13.a.2

                                                                           -------------------------
                                                                                                       RCFN
                                                                                                       ----
        b. In foreign offices, Edge and Agreement subsidiaries, and                                 -------------------------
           IBFs (from Schedule RC-E, part II)___________________________                               2200         4,984,307 13.b
                                                                           --------------------------------------------------
           (1) Noninterest-bearing______________________________________     6631                0                            13.b.1

                                                                           -------------------------
           (2) Interest-bearing_________________________________________     6636        4,984,307     RCFD                   13.b.2

                                                                           -------------------------   ----
                                                                                                    -------------------------
   14.  Federal funds purchased and securities sold under agreements to repurchase________________     2800        14,325,221 14
                                                                                                    -------------------------
   15.  Trading liabilities (from Schedule RC-D)__________________________________________________     3548                 0 15
                                                                                                    -------------------------
   16.  Other borrowed money (includes mortgage indebtedness and obligations                        -------------------------
        under capitalized leases) (from Schedule RC-M):                                                3190         9,862,320 16
                                                                                                    -------------------------


   17.  Not applicable
                                                                                                    -------------------------
   18.  Bank's liability on acceptances executed and outstanding__________________________________     2920           103,607 18
                                                                                                    -------------------------
   19.  Subordinated notes and debentures(2)______________________________________________________     3200         1,493,549 19
                                                                                                    -------------------------
   20.  Other liabilities (from Schedule RC-G)____________________________________________________     2930         2,712,568 20
                                                                                                    -------------------------
   21.  Total liabilities (sum of items 13 through 20)____________________________________________     2948        91,513,985 21
                                                                                                    -------------------------
   22.  Minority interest in consolidated subsidiaries                                                 3000           166,493 22
                                                                                                    -------------------------
EQUITY CAPITAL
                                                                                                    -------------------------
   23.  Perpetual preferred stock and related surplus_____________________________________________     3838                 0 23
                                                                                                    -------------------------
   24.  Common stock______________________________________________________________________________     3230            21,600 24
                                                                                                    -------------------------
   25.  Surplus (exclude all surplus related to preferred stock)__________________________________     3839         2,516,538 25
                                                                                                    -------------------------
   26.  a. Retained earnings______________________________________________________________________     3632         5,262,819 26.a
                                                                                                    -------------------------
        b. Accumulated other comprehensive income (3)_____________________________________________     B530           961,450 26.b
                                                                                                    -------------------------
   27.  Other equity capital components(4)________________________________________________________     A130                 0 27
                                                                                                    -------------------------
   28.  Total equity capital (sum of items 23 through 27)_________________________________________     3210         8,762,407 28
                                                                                                    -------------------------
   29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)_____     3300       100,442,885 29
                                                                                                    -------------------------


Memorandum
To be reported only with the March Report of Condition.



1.  Indicate in the box at the right the number of the statement below that best describes                 RCFD        Number
    the most comprehensive level of auditing work performed for the bank by independent                  -----------------------
    external auditors as of any date during 2000__________________________________________________         6724               2  M.1

                                                                                                         -----------------------




1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5= Directors, examination of the bank performed by other external auditors (may be required by state chartering authority)

6=   Review of the bank's financial statements by external auditors

7=   Compilation of the bank's financial statements by external auditors

8=   Other audit procedures (excluding tax preparation work)

9=   No external audit work



----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains(losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)